                                                                   EXHIBIT 99.16

                               POWERS OF ATTORNEY

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on
the   day of November, 1998.

                                           Scudder Funds Trust

                                           By:    /s/ THOMAS F. MCDONOUGH
                                              ----------------------------------
                                              Thomas F. McDonough,
                                              Secretary

*By: /s/ SHELDON A. JONES
     --------------------------------
     Sheldon A. Jones
     Attorney-in-fact

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                               TITLE                  DATE
                   ---------                               -----                  ----
/s/ DANIEL PIERCE*
------------------------------------------------       President and
Daniel Pierce                                             Trustee

/s/ KATHRYN L. QUIRK*
------------------------------------------------
Kathryn L. Quirk                                          Trustee

/s/ HENRY P. BECTON, JR.*
------------------------------------------------
Henry P. Becton, Jr.                                      Trustee

/s/ DAWN-MARIE DRISCOLL*
------------------------------------------------
Dawn-Marie Driscoll                                       Trustee

/s/ PETER B. FREEMAN*
------------------------------------------------
Peter B. Freeman                                          Trustee

/s/ GEORGE M. LOVEJOY, JR*.
------------------------------------------------
George M. Lovejoy, Jr.                                    Trustee

                   SIGNATURE                               TITLE                  DATE
                   ---------                               -----                  ----
/s/ WESLEY W. MARPLE, JR.*
------------------------------------------------
Wesley W. Marple, Jr.                                     Trustee

/s/ JEAN C. TEMPEL*
------------------------------------------------
Jean C. Tempel                                            Trustee

/s/ JOHN R. HEBBLE*                                      Treasurer
------------------------------------------------        (Principal
John R. Hebble                                         Financial and
                                                    Accounting Officer)

*By: /s/ SHELDON A. JONES
              Sheldon A. Jones
              Attorney-in-fact                                                   , 1998

------------------------------
* Executed pursuant to powers of attorney filed with the Registrant's Registration Statement on Form N-14 as filed with the Commission electronically on October 6, 1998.